                               COURIER CORPORATION
                             COURIER-CITIZEN COMPANY
                             COURIER COMPANIES, INC.
                      COURIER DELAWARE HOLDING CORPORATION
                    COURIER FOREIGN SALES CORPORATION LIMITED
                         COURIER INVESTMENT CORPORATION
                           COURIER KENDALLVILLE, INC.
                            COURIER PROPERTIES, INC.
                             COURIER STOUGHTON, INC.
                             COURIER WESTFORD, INC.
                           NATIONAL PUBLISHING COMPANY
                             COURIER NEW MEDIA, INC.
                              BOOK-MART PRESS, INC.
                              THE HOME SCHOOL, INC.

                                                     Dated as of:  July 22, 1999

State Street Bank and Trust Company,
  Individually and as Agent
225 Franklin Street
Boston, Massachusetts 02110

BankBoston, N.A.
100 Federal Street
Boston, Massachusetts  02110

KeyBank National Association
286 Water Street
Augusta, Maine 04332

         Re:      AMENDMENT NO. 4 TO REVOLVING CREDIT AGREEMENT

Ladies and Gentlemen:

         We refer to the Revolving Credit Agreement, dated as of March 18, 1997 (as amended, the "Agreement"), among COURIER CORPORATION, COURIER-CITIZEN COMPANY, COURIER COMPANIES, INC., COURIER DELAWARE HOLDING CORPORATION, COURIER FOREIGN SALES CORPORATION LIMITED, COURIER INVESTMENT CORPORATION, COURIER KENDALLVILLE, INC., COURIER PROPERTIES, INC., COURIER STOUGHTON, INC., COURIER WESTFORD, INC., NATIONAL PUBLISHING COMPANY, COURIER NEW MEDIA, INC., BOOK-MART PRESS, INC. and THE HOME SCHOOL, INC. (each a

"Borrower" and collectively the "Borrowers"), STATE STREET BANK AND TRUST COMPANY, in its capacity as a Bank ("SSB"), BANKBOSTON, N.A. (f/k/a The First National Bank of Boston), in its capacity as a Bank ("BKB"; and together with SSB, the "Banks") and STATE STREET BANK AND TRUST COMPANY, in its capacity as agent for the Banks (the "Agent").

         Terms used in this letter of agreement (this "Amendment") which are not defined herein, but which are defined in the Agreement, shall have the same respective meanings herein as therein.

         We have requested you to make certain amendments to the Agreement. You have advised us that you are prepared and would be pleased to make the amendments so requested by us on the condition that we join with you in this Amendment.

         Accordingly, in consideration of these premises, the promises, mutual covenants and agreements contained in this Amendment, and fully intending to be legally bound by this Amendment, we hereby agree with you as follows:

                                    ARTICLE I

                             AMENDMENTS TO AGREEMENT

         Effective July 22, 1999, the Agreement is amended as follows:

         (a) The term "Loan Documents" shall, wherever used in the Agreement or any of the other Loan Documents, be deemed to also mean and include Amendment No. 4 to Revolving Credit Agreement, the BKB Allonge, the SSB Allonge and the Key Note.

         (b) Section 1.1.8 of the Agreement is amended to read in its entirety as follows:

         "1.1.8 "Banks" means, collectively, (i) SSB, (ii) BKB, (iii) Key, and
         (iv) each of the other financial institutions which may after the date hereof become a party to this Agreement as a Bank hereunder."

         (c) Section 1.1.14 of the Agreement is amended to read in its entirety as follows:

         "1.1.14 "Commitment Percentage" means, with respect to the Revolving Credit Commitment, (i) in relation to SSB, 33-1/3%, (ii) in relation to BKB, 33-1/3%, and (iii) in relation to Key, 33-1/3%."

         (d) Section 1.1.41 of the Agreement is amended to read in its entirety as follows:

         "1.1.41 "EBITDA" means for any fiscal period, on a Consolidated basis, an amount equal to (i) EBIT for such period, and (ii) plus all depreciation, amortization and other non-cash charges of the Borrowers and their respective Subsidiaries taken in accordance with GAAP and deducted in computing Consolidated Net Income for such period."

         (e) Section 1.1.48 is amended to read in its entirety as follows:

         "1.1.48 "Rate Period" means the period beginning on the day following delivery to the Agent and the Banks of the financial statements required to be delivered pursuant to 5.1(ii) hereof (and pursuant to Section 5.1(i) hereof in the case of the Borrowers' fiscal year-end) and ending one day after the day on which the next such financial statements (as applicable) are delivered to the Agent and the Banks."

         (f) Section 1.1.56 of the Agreement is amended to read in its entirety as follows:

         "1.1.56    "Revolving Loan Maturity Date" means March 15, 2002."

         (g) Section 1.1.57 of the Agreement is amended to read in its entirety as follows:

         "1.1.57  "Revolving Loan Maximum Amount" means $30,000,000."

         (h) Section 1.1 of the Agreement is further amended by inserting at the end thereof the following additional subsection 1.1.63 as follows:

         "1.1.63 "Key" means KeyBank National Association, a national banking association."

         (i) Section 1.1 of the Agreement is further amended by inserting at the end of Section 1.1.63 the following new Section 1.1.64 as follows:

         "1.1.64  "Funded Debt Ratio" shall have the meaning set forth in
         Section 5.24 hereof."

         (j) Section 1.1 of the Agreement is further amended by inserting at the end of Section 1.1.64 the following new Section 1.1.65 as follows:

         "1.1.65 "Total Funded Debt" means, in relation to the Borrowers and their respective Subsidiaries on a Consolidated basis for any period, all Indebtedness for borrowed money outstanding at the end of such period (including, without limitation, the Obligations and obligations in respect of letters of credit and capital leases)."

         (k) Section 1.1 of the Agreement is further amended by inserting at the end of Section 1.1.65 the following new Section 1.1.66 as follows:

         "1.1.66 "Applicable Commitment Fee Margin" shall have the meaning set forth in Section 2.5.1(ii) hereof."

         (l) Section 2.5.1 of the Agreement is amended to read in its entirety as follows:

         "(ii) For purposes of this Section 2.5.1 and also Section 2.5.4 below,
         (x) the "Applicable Prime Rate Margin" shall be equal to the annual percentage determined for each Rate Period by reference to Table 1 below, (y) the "Applicable Euroloan Margin" shall be equal to the annual percentage determined for each Rate Period by reference to Table 1 below, and (z) the "Applicable Commitment Fee Margin" shall be equal to the annual percentage determined for each Rate Period by reference to Table 1 below:

                                                  Table 1
                                                  -------
                                                             Applicable           Applicable          Applicable
                                                             Prime Rate            Euroloan           Commitment
                       Funded Debt Ratio                       Margin               Margin            Fee Margin
                       -----------------                     ----------           ----------          ----------
         a)  greater than 2.5 to 1                             0.00%                1.500%              0.375%

         b)  greater than 2.0 to 1, but less than or
             equal to 2.5 to 1                                 0.00%                1.125%              0.325%

         c)  greater than 1.5 to 1, but less than or
             equal to 2.0 to 1                                 0.00%                0.875%              0.250%

         d)  greater than 1.0 to 1, but less than or
             equal to 1.5 to 1                                 0.00%                0.750%              0.200%

         e)  less than or equal to 1.0 to 1                    0.00%                0.500%              0.175%


         For purposes of determining the Applicable Prime Rate Margin, the Applicable Euroloan Margin and the Applicable Commitment Fee Margin, the Funded Debt Ratio will be tested quarterly based on the financial statements required to be delivered pursuant to Section 5.1(ii) hereof (and pursuant to Section 5.1(i) hereof in the case of the Borrowers' fiscal year-end). For purposes of determining the interest rate for any Rate Period hereunder, any interest rate change shall be effective five
         (5) days after the date on which the financial statements required to be delivered pursuant to Sections 5.1(i) or 5.1(ii), as applicable, are delivered to the Agent and the Banks, together with a notice to the Agent (which shall be verified by the Agent) specifying any change in the Applicable Prime Rate Margin, the Applicable Euroloan Margin and the Applicable Commitment Fee Margin, and if the Borrowers have failed to deliver the financial statements required to be delivered by them pursuant to Sections 5.1(i) or 5.1(ii), as applicable, the Applicable Prime Rate Margin, the Applicable Euroloan Margin and the Applicable Commitment Fee Margin shall automatically be increased to 0.50%, 1.50% and 0.375%, respectively, until such financial statements are delivered." Notwithstanding the foregoing, the Funded Debt Ratio shall be deemed to be (subject to the preceding sentence if the Borrowers have failed to deliver financial statements) at level "C" of TABLE 1 above from July 22, 1999 (the "Fourth Amendment Date") through the later of (x) the date which is 90 days after the Fourth Amendment Date and (y) the date which is five (5) days after the annual financial statements for the fiscal year ending September 25, 1999 are delivered to the Agent and the Banks.

         (m) Section 2.5.2 of the Agreement is amended by deleting the phrase "computed at the annual rate of one-quarter of one percent (1/4%)," and by inserting in place thereof the following: "in accordance with the Applicable Commitment Fee Margin,".

         (n) Section 5.24 of the Agreement is amended to read in its entirety as follows:

         "5.24 FUNDED DEBT RATIO. At the end of each fiscal quarter, for the preceding four consecutive fiscal quarters commencing with the fiscal quarter ending March 27, 1999, the Borrowers shall not cause or permit the ratio of (i) Consolidated Total Funded Debt to (ii) Consolidated EBITDA to be greater than 3.0 to 1 (the "Funded Debt Ratio")."

         (o) Section 5.25 of the Agreement is amended to read in its entirety as follows:

         "5.25 CURRENT RATIO. The Borrowers shall not cause or permit the ratio of (i) Current Assets to (ii) Current Liabilities at the end of any fiscal quarter of the Borrowers to be less than 1.20 to 1."

         (p) Section 5.26 of the Agreement is amended to read in its entirety as follows:

         "5.26 DEBT SERVICE COVERAGE. At the end of each fiscal quarter, for the preceding four consecutive fiscal quarters commencing with the fiscal quarter ending March 27, 1999, the Borrowers shall not cause or permit the ratio of (i)

         Consolidated EBITDA to (ii) Consolidated Total Debt Service to be less than 3.0 to 1."

         (q) Section 5.29 of the Agreement is amended to read in its entirety as follows:

         "5.29 CAPITAL EXPENDITURES. The Borrowers shall not make any Capital Expenditures in excess of (i) $10,000,000 in the aggregate during each of the fiscal years ending September 30, 1999 and September 30, 2000, and (ii) $12,000,000 in the aggregate during each fiscal year thereafter. Notwithstanding the foregoing provisions of this Section 5.29, any unexpended portion of the amount permitted for Capital Expenditures in any fiscal year may be carried forward and included in the aggregate amount permitted for Capital Expenditures in the following fiscal year only.

         (r) Section 8.3 of the Agreement is amended to read in its entirety as follows:

         "8.3 FUTURE ADVANCES. In order to more conveniently administer the Revolving Loans, BKB and Key do hereby authorize the Agent and SSB to make all Revolving Loans and advances, subject to the terms and conditions of this Agreement, to the Borrowers, which are requested by the Borrowers on any Business Day. BKB and Key do hereby further irrevocably agree, whether or not this Agreement has been terminated, an Event of Default has occurred, the Agent has accelerated the Obligations or the Agent is proceeding to liquidate any collateral, to transfer to the Agent on each Business Day, if not already transferred, sufficient immediately available federal funds to reimburse SSB for BKB and Key's respective Commitment Percentages of all Revolving Loans and other advances made during such Business Day after taking into account payments received by the Agent. Any payments made by the Agent on behalf of any Borrower shall constitute Revolving Loans initially made by the Agent at such time as such funds are actually provided, or such payments are made, by the Agent. All Revolving Loans and other advances made by the Agent on behalf of BKB and Key shall be, for purposes of interest income and other charges, considered loans from BKB and Key to the Borrowers at such time as the Agent receives from BKB and Key funds as provided in this Section 8.3, and prior to such time such Revolving Loans and advances shall be considered, for purposes of interest income and other charges, loans from SSB. The Agent may at any time upon notice to BKB and Key (i) refuse to make Revolving Loans and advances on behalf of BKB and Key unless BKB and Key shall have provided to the Agent immediately available federal funds sufficient to cause the outstanding Revolving Loans to equal each of the Banks' respective Commitment Percentage; (ii) require BKB and Key to fund such Revolving Loans and advances before making such Revolving Loans and advances to the Borrower requesting the same; or (iii) require that BKB and Key immediately transfer to the Agent on each Business Day immediately available federal funds sufficient to cause the outstanding Revolving Loans to equal each of the Banks' respective Commitment Percentage. Notwithstanding the provisions hereof, the obligations to make Revolving Loans and advances under the terms of this Agreement shall be the several and not joint obligation of BKB, Key and SSB, and any advances made by the Agent on behalf of BKB and Key are strictly for the administrative convenience of the parties and shall in no way diminish BKB and Key's liability to the Agent and SSB to repay the Agent for such Revolving Loans and advances."

         (s) Section 8.5(ii) of the Agreement is amended to read in its entirety as follows:

         "(ii) All payments received by the Agent pursuant to Section 10.7 of this Agreement shall be applied by the Agent to reimburse itself, SSB, BKB or Key as the case may be, on account of the Obligation, tax, charge or expense in respect of which such payment is made."

         (t) Section 8.8 of the Agreement is amended by deleting the reference to "each of SSB and FNBB" in the first sentence thereof and inserting in place thereof "each of the Banks."

         (u) Section 10.1 of the Agreement is amended by inserting the following clause at the end of the second to last sentence: ", and written notices to Key shall be sent to the attention of such officer as may be designated by Key, with a copy to Preti, Flaherty, Beliveau, Pachios & Haley, LLC, 45 Memorial Circle, P.O. Box 1058, Augusta, Maine 04332-1058, Attention: James C. Pitney, Jr., Esq."

         (v) Section 10.8 of the Agreement is amended to read in its entirety as follows:

         "10.8 AMENDMENTS, WAIVERS, ETC. Except as otherwise expressly provided in this Agreement or any of the other Loan Documents: (i) each of the Loan Documents may be modified, amended or supplemented in any respect whatever only with the prior written consent or approval of the Majority Banks and the Borrowers; and (ii) the performance or observance by the Borrowers of any of their covenants, agreements or obligations under any of the Loan Documents may be waived only with the written consent of the Majority Banks; PROVIDED, HOWEVER, that the following changes shall require the written consent, agreement or approval of all of the Banks: (A) any decrease in the amount or postponement of the due date of any of the Obligations; (B) any decrease in the interest rates prescribed in any of the Notes; (C) any increase in the Revolving Credit Commitment or Commitment Percentage of any of the Banks, except as permitted by Section 10.10; (D) any change in the definition of Majority Banks; and (E) any change in the terms of this Section 10.8. Any change to Section 8 or any other provision of this Agreement affecting the rights or obligations of the Agent shall not be amended or modified without the prior written consent of the Agent.

         Without limitation of the foregoing, it is agreed that any requirement in any Loan Document of the consent or waiver of the Banks shall be deemed to require the consent or waiver of the Majority Banks.

         As used herein, the term "Majority Banks" means those Banks whose aggregate Revolving Credit Commitments constitute at least fifty-one percent (51%) of the Revolving Credit Maximum Amount in effect at the relevant time of reference."

         (w) EXHIBIT A to the Agreement is amended (i) by deleting each reference to "$15,000,000" or "Fifteen Million Dollars ($15,000,000)" and inserting in place thereof either "$10,000,000" or "Ten Million Dollars ($10,000,000)," as the case may be, and (ii) by adding a new Revolving Credit Note of the Borrowers to Key.

         (x) The Agreement and each of the other Loan Documents is amended (i) by deleting all references to "either Bank" or "either of the Banks" and inserting in place thereof "each Bank," "each of the Banks," "any Bank" or "any of the Banks," as the case may be and as the context may require, (ii) by deleting all references to "both Banks" or "both of the Banks" and inserting in place thereof "all Banks" or "all of the Banks," as the case may be, and (iii) to the extent not already amended pursuant to any other provision of this Amendment No. 4, by deleting all references to "FNBB" and inserting in place thereof "BKB."

                                   ARTICLE II

                       AMENDMENT TO REVOLVING CREDIT NOTES

         Effective on July 22, 1999, the Revolving Credit Notes to SSB and BKB are amended as set forth in the Allonges respectively attached hereto as ANNEX 1 and ANNEX 2. In addition, the Revolving Loans shall be evidenced by a separate Revolving Credit Note of the Borrowers to Key substantially in the form of ANNEX 3 attached hereto.

                                   ARTICLE III

                     CONDITIONS PRECEDENT TO AMENDMENT NO. 4

         This Amendment shall become and be effective as of the date hereof, but only if:

         (a) The Borrowers shall have executed and delivered to BKB an Allonge to the Revolving Credit Note issued in favor of BKB in the form of ANNEX 1 (the "BKB Allonge");

         (b) The Borrowers shall have executed and delivered to SSB an Allonge to the Revolving Credit Note issued in favor of SSB in the form of ANNEX 2 (the "SSB Allonge");

         (c) The Borrowers shall have executed and delivered to Key a Revolving Credit Note in favor of Key in the form of ANNEX 3 (the "Key Note"); and

         (d) This Amendment shall have been signed by the Borrowers, the Agent and the Banks.

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

         The Borrowers jointly and severally represent and warrant to you as follows:

         (a) REPRESENTATIONS IN AGREEMENT. Each of the representations and warranties made by the Borrowers in the Agreement was true, correct and complete when made and is true, correct and complete on and as of the date hereof with the same full force and effect as if each of such representations and warranties had been made by the Borrowers on the date hereof and in this Amendment (except to the extent that such representations and warranties relate expressly to an earlier date).

         (b) NO DEFAULTS OR EVENTS OF DEFAULT. No Event of Default, or any event which, with the giving of notice or the passage of time, or both, would constitute an Event of Default, exists on the date of this Amendment (after giving effect to all of the arrangements and transactions contemplated by this Amendment).

         (c) BINDING EFFECT OF DOCUMENTS. This Amendment has been duly authorized, executed and delivered to you by the Borrowers and is in full force and effect as of the date hereof, and the agreements and obligations of the Borrowers contained herein constitute the joint and several, and legal, valid and binding obligations of the Borrowers enforceable against the Borrowers in accordance with their respective terms.

         (d) SOLVENCY. Both before and after giving effect to all indebtedness incurred by the Borrowers on the date of this Amendment, the Borrowers taken as a whole (i) are not Insolvent (as hereinafter defined), and will not be rendered Insolvent by the indebtedness incurred in connection therewith, (ii) will not be left with unreasonably small capital with which to engage in their businesses, even allowing for a reasonable margin of error in the projections of the future performance of the Borrowers, (iii) will not have incurred indebtedness beyond their ability to pay such indebtedness as it matures, and (iv) will not fail to have assets (both tangible and intangible) having a present fair salable value in excess of the amount required to pay the probable liability on their then existing debts (whether matured or unmatured, liquidated or unliquidated, absolute fixed or contingent).

         As used herein, the term "Insolvent" means the occurrence of one or more of the following events with respect to a Borrower: dissolution; termination of existence; insolvency within the meaning of the United States Bankruptcy Code or other applicable statutes; such Borrower's inability to pay its debts as they come due; appointment of a receiver of any part of the property of, execution of a trust mortgage or an assignment for the benefit of creditors by, or the entry of an order for relief or the filing of a petition in bankruptcy or the commencement of any proceedings under any bankruptcy or insolvency laws, or any laws relating to the relief of debtors, readjustment of indebtedness or reorganization of debtors, or the offering of a plan to creditors for composition or extension, except for an involuntary proceeding commenced against such Borrower which is dismissed within 60 days after the commencement thereof without the entry or an order for relief or the appointment of a trustee.

                                    ARTICLE V

                                  MISCELLANEOUS

         This Amendment may be executed in any number of counterparts, each of which when executed and delivered shall be deemed an original, but all of which together shall constitute one instrument. In making proof of this Amendment, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto. Except to the extent specifically amended and supplemented hereby, all of the terms, conditions and the provisions of the Agreement and each of the Loan Documents shall remain unmodified, and the Agreement and each of the Loan Documents, as amended and supplemented by this Amendment, are confirmed as being in full force and effect.

         If you are in agreement with the foregoing, please sign the form of acceptance on the enclosed counterpart of this Amendment and return such counterpart to the undersigned, together with the signed documents referred to in Article III, whereupon this

Amendment, as so accepted by you, shall become a binding agreement among you and the undersigned.

                                 Very truly yours,

                                 THE BORROWERS:

                                 COURIER CORPORATION

                                 By: /s/ Lee E. Cochrane
                                     ----------------------------------
                                     Title: V.P. & Treasurer

                                 COURIER CITIZEN COMPANY

                                 By: /s/ Lee E. Cochrane
                                     ----------------------------------
                                     Title: V.P. & Treasurer

                                 COURIER COMPANIES, INC.

                                 By: /s/ Lee E. Cochrane
                                     ----------------------------------
                                     Title: Asst. Treasurer

                                 COURIER DELAWARE HOLDING CORPORATION

                                 By: /s/ William L. Lampe, Jr.
                                     ----------------------------------
                                     Title: V.P. & Treasurer

                                 COURIER FOREIGN SALES CORPORATION LIMITED

                                 By: /s/ Lee E. Cochrane
                                     ----------------------------------
                                     Title: Treasurer

                                 COURIER INVESTMENT CORPORATION

                                 By: /s/ Lee E. Cochrane
                                     ----------------------------------
                                     Title: Asst. Treasurer

                                 COURIER KENDALLVILLE, INC.

                                 By: /s/ Lee E. Cochrane
                                     ----------------------------------
                                     Title: Asst. Treasurer

                                 COURIER PROPERTIES, INC.

                                 By: /s/ Lee E. Cochrane
                                     ----------------------------------
                                     Title: Asst. Treasurer

                                 COURIER STOUGHTON, INC.

                                 By: /s/ Lee E. Cochrane
                                     ----------------------------------
                                     Title: Asst. Treasurer

                                 COURIER WESTFORD, INC.

                                 By: /s/ Lee E. Cochrane
                                     ----------------------------------
                                     Title: Asst. Treasurer

                                 NATIONAL PUBLISHING COMPANY

                                 By: /s/ William L. Lampe, Jr.
                                     ----------------------------------
                                     Title: Treasurer

                                 COURIER NEW MEDIA, INC.

                                 By: /s/ Lee E. Cochrane
                                     ----------------------------------
                                     Title: Asst. Treasurer

                                 BOOK-MART PRESS, INC.

                                 By: /s/ Lee E. Cochrane
                                     ----------------------------------
                                     Title: Asst. Treasurer

                                 THE HOME SCHOOL, INC.

                                 By: /s/ Lee E. Cochrane
                                     ----------------------------------
                                     Title: Asst. Treasurer

         The foregoing Amendment is hereby accepted by the undersigned as of July 22, 1999.

                                 THE BANKS:

                                 STATE STREET BANK AND TRUST COMPANY

                                 By: /s/ C. Andrew Picculell
                                     ----------------------------------
                                     Title: Vice President

                                 BANKBOSTON, N.A. (f/k/a The First National
                                 Bank of Boston)

                                 By: /s/ Christopher S. Allen
                                     ----------------------------------
                                     Title: Director

                                 KEYBANK NATIONAL ASSOCIATION

                                 By: /s/ V. Levesque
                                     ----------------------------------
                                     Title: Vice President

                                 THE AGENT:

                                 STATE STREET BANK AND TRUST COMPANY

                                 By: /s/ C. Andrew Picculell
                                     ----------------------------------
                                     Title: Vice President

                                                                         ANNEX 1

                        ALLONGE TO REVOLVING CREDIT NOTE

$10,000,000.00                                       Dated as of:  July 22, 1999

         This Allonge is made by COURIER CORPORATION, COURIER-CITIZEN COMPANY, COURIER COMPANIES, INC., COURIER DELAWARE HOLDING CORPORATION, COURIER FOREIGN SALES CORPORATION LIMITED, COURIER INVESTMENT CORPORATION, COURIER KENDALLVILLE, INC., COURIER PROPERTIES, INC., COURIER STOUGHTON, INC., COURIER WESTFORD, INC., NATIONAL PUBLISHING COMPANY, COURIER NEW MEDIA, INC., BOOK-MART PRESS, INC. and THE HOME SCHOOL, INC. (collectively, the "Borrowers"), to that certain Revolving Credit Note dated March 18, 1997, in the face amount of $10,000,000 (as amended by that certain Allonge dated July 22, 1997, February 27, 1998 and February 26, 1999 the "Note"), executed and delivered by the Borrowers to BankBoston, N.A., f/k/a The First National Bank of Boston, (the "Bank") pursuant to the terms of a Revolving Credit Agreement, dated as of March 18, 1997, among the Borrowers, the Bank, and State Street Bank and Trust Company, Individually and as Agent (as amended, the "Loan Agreement").

         Effective on the day and year first above written, each reference in the Note to "$15,000,000" or to "FIFTEEN MILLION DOLLARS ($15,000,000)" shall be deemed to be a reference to "$10,000,000" or "TEN MILLION DOLLARS
($10,000,000)," as the case may be.

         Effective on the day and year first above written, and without prejudice to Section 2.4.3 of the Loan Agreement, the Revolving Loan Maturity Date shall be extended to March 15, 2002.

         The Borrowers hereby confirm their joint and several promise to pay as set forth in the Note, and all other terms and conditions of the Note, as modified by this Allonge.

         All capitalized terms used herein but not defined herein shall have the same meaning as set forth in the Note.

         This Allonge shall become part of the Note, and although it is the intent of the parties that this Allonge be affixed to the Note, this Allonge shall continue in full force and effect even if it has not been so affixed.

         Executed as a sealed instrument as of the date first above written.

                                 THE BORROWERS:

WITNESS:                                  COURIER CORPORATION

/s/ Elaine Imbrogna                       By: /s/ Lee E. Cochrane
--------------------------                    ----------------------------------
Title:                                        Title: V.P. & Treasurer

WITNESS:                                  COURIER CITIZEN COMPANY

/s/ Elaine Imbrogna                       By: /s/ Lee E. Cochrane
--------------------------                    ----------------------------------
Title:                                        Title: V.P. & Treasurer

WITNESS:                                  COURIER COMPANIES, INC.

/s/ Elaine Imbrogna                       By: /s/ Lee E. Cochrane
--------------------------                    ----------------------------------
Title:                                        Title: Asst. Treasurer

WITNESS:                                  COURIER DELAWARE HOLDING CORPORATION

/s/ Joan Cavaliere                        By: /s/ William L. Lampe, Jr.
--------------------------                    ----------------------------------
Title:                                        Title: V.P. & Treasurer

                       (signatures continue on next page)

WITNESS:                                  COURIER FOREIGN SALES CORPORATION
                                          LIMITED

/s/ Elaine Imbrogna                       By: /s/ Lee E. Cochrane
--------------------------                    ----------------------------------
Title:                                        Title: Treasurer

WITNESS:                                  COURIER INVESTMENT CORPORATION

/s/ Elaine Imbrogna                       By: /s/ Lee E. Cochrane
--------------------------                    ----------------------------------
Title:                                        Title: Asst. Treasurer

WITNESS:                                  COURIER KENDALLVILLE, INC.

/s/ Elaine Imbrogna                       By: /s/ Lee E. Cochrane
--------------------------                    ----------------------------------
Title:                                        Title: Asst. Treasurer

WITNESS:                                  COURIER PROPERTIES, INC.

/s/ Elaine Imbrogna                       By: /s/ Lee E. Cochrane
--------------------------                    ----------------------------------
Title:                                        Title: Asst. Treasurer

WITNESS:                                  COURIER STOUGHTON, INC.

/s/ Elaine Imbrogna                       By: /s/ Lee E. Cochrane
--------------------------                    ----------------------------------
Title:                                        Title: Asst. Treasurer

WITNESS:                                  COURIER WESTFORD, INC.

/s/ Elaine Imbrogna                       By: /s/ Lee E. Cochrane
--------------------------                    ----------------------------------
Title:                                        Title: Asst. Treasurer

                       (signatures continue on next page)

WITNESS:                                  NATIONAL PUBLISHING COMPANY

/s/ Joan Cavaliere                        By: /s/ William L. Lampe, Jr.
--------------------------                    ----------------------------------
Title:                                        Title: Treasurer

WITNESS:                                  COURIER NEW MEDIA, INC.

/s/ Elaine Imbrogna                       By: /s/ Lee E. Cochrane
--------------------------                    ----------------------------------
Title:                                        Title: Asst. Treasurer

WITNESS:                                  BOOK-MART PRESS, INC.

/s/ Elaine Imbrogna                       By: /s/ Lee E. Cochrane
--------------------------                    ----------------------------------
Title:                                        Title: Asst. Treasurer

WITNESS:                                  THE HOME SCHOOL, INC.

/s/ Elaine Imbrogna                       By: /s/ Lee E. Cochrane
--------------------------                    ----------------------------------
Title:                                        Title: Asst. Treasurer

                                                                         ANNEX 2

                        ALLONGE TO REVOLVING CREDIT NOTE

$10,000,000.00                                       Dated as of:  July 22, 1999

         This Allonge is made by COURIER CORPORATION, COURIER-CITIZEN COMPANY, COURIER COMPANIES, INC., COURIER DELAWARE HOLDING CORPORATION, COURIER FOREIGN SALES CORPORATION LIMITED, COURIER INVESTMENT CORPORATION, COURIER KENDALLVILLE, INC., COURIER PROPERTIES, INC., COURIER STOUGHTON, INC., COURIER WESTFORD, INC., NATIONAL PUBLISHING COMPANY, COURIER NEW MEDIA, INC., BOOK-MART PRESS, INC. and THE HOME SCHOOL, INC. (collectively, the "Borrowers"), to that certain Revolving Credit Note dated March 18, 1997, in the face amount of $10,000,000 (as amended by that certain Allonge dated July 22, 1997, February 27, 1998, and February 26, 1999 the "Note"), executed and delivered by the Borrowers to State Street Bank and Trust Company (the "Bank"), pursuant to the terms of a Revolving Credit Agreement, dated as of March 18, 1997, among the Borrowers, BankBoston, N.A., f/k/a The First National Bank of Boston, and State Street Bank and Trust Company, Individually and as Agent (as amended, the "Loan Agreement").

         Effective on the day and year first above written, each reference in the Note to "$15,000,000" or to "FIFTEEN MILLION DOLLARS ($15,000,000)" shall be deemed to be a reference to "$10,000,000" or "TEN MILLION DOLLARS
($10,000,000)," as the case may be.

         Effective on the day and year first above written, and without prejudice to Section 2.4.3 of the Loan Agreement, the Revolving Loan Maturity Date shall be extended to March 15, 2002.

         The Borrowers hereby confirm their joint and several promise to pay as set forth in the Note, and all other terms and conditions of the Note, as modified by this Allonge.

         All capitalized terms used herein but not defined herein shall have the same meaning as set forth in the Note.

         This Allonge shall become part of the Note, and although it is the intent of the parties that this Allonge be affixed to the Note, this Allonge shall continue in full force and effect even if it has not been so affixed.

         Executed as a sealed instrument as of the date first above written.

                                 THE BORROWERS:

WITNESS:                                  COURIER CORPORATION

/s/ Elaine Imbrogna                       By: /s/ Lee E. Cochrane
--------------------------                    ----------------------------------
Title:                                        Title: V.P. & Treasurer

WITNESS:                                  COURIER CITIZEN COMPANY

/s/ Elaine Imbrogna                       By: /s/ Lee E. Cochrane
--------------------------                    ----------------------------------
Title:                                        Title: V.P. & Treasurer

WITNESS:                                  COURIER COMPANIES, INC.

/s/ Elaine Imbrogna                       By: /s/ Lee E. Cochrane
--------------------------                    ----------------------------------
Title:                                        Title: Asst. Treasurer

WITNESS:                                  COURIER DELAWARE HOLDING CORPORATION

/s/ Joan Cavaliere                        By: /s/ William L. Lampe, Jr.
--------------------------                    ----------------------------------
Title:                                        Title: V.P. & Treasurer

WITNESS:                                  COURIER FOREIGN SALES CORPORATION
                                          LIMITED

/s/ Elaine Imbrogna                       By: /s/ Lee E. Cochrane
--------------------------                    ----------------------------------
Title:                                        Title: Treasurer

                       (signatures continue on next page)

WITNESS:                                  COURIER INVESTMENT CORPORATION

/s/ Elaine Imbrogna                       By: /s/ Lee E. Cochrane
--------------------------                    ----------------------------------
Title:                                        Title: Asst. Treasurer

WITNESS:                                  COURIER KENDALLVILLE, INC.

/s/ Elaine Imbrogna                       By: /s/ Lee E. Cochrane
--------------------------                    ----------------------------------
Title:                                        Title: Asst. Treasurer

WITNESS:                                  COURIER PROPERTIES, INC.

/s/ Elaine Imbrogna                       By: /s/ Lee E. Cochrane
--------------------------                    ----------------------------------
Title:                                        Title: Asst. Treasurer

WITNESS:                                  COURIER STOUGHTON, INC.

/s/ Elaine Imbrogna                       By: /s/ Lee E. Cochrane
--------------------------                    ----------------------------------
Title:                                        Title: Asst. Treasurer

WITNESS:                                  COURIER WESTFORD, INC.

/s/ Elaine Imbrogna                       By: /s/ Lee E. Cochrane
--------------------------                    ----------------------------------
Title:                                        Title: Asst. Treasurer

WITNESS:                                  NATIONAL PUBLISHING COMPANY

/s/ Joan Cavaliere                        By: /s/ William L. Lampe, Jr.
--------------------------                    ----------------------------------
Title:                                        Title: Treasurer

WITNESS:                                  COURIER NEW MEDIA, INC.

/s/ Elaine Imbrogna                       By: /s/ Lee E. Cochrane
--------------------------                    ----------------------------------
Title:                                        Title: Asst. Treasurer

                       (signatures continue on next page)

WITNESS:                                  BOOK-MART PRESS, INC.

/s/ Elaine Imbrogna                       By: /s/ Lee E. Cochrane
--------------------------                    ----------------------------------
Title:                                        Title: Asst. Treasurer

WITNESS:                                  THE HOME SCHOOL, INC.

/s/ Elaine Imbrogna                       By: /s/ Lee E. Cochrane
--------------------------                    ----------------------------------
Title:                                        Title: Asst. Treasurer

                                                                         ANNEX 3

                              REVOLVING CREDIT NOTE

$10,000,000.00                              Boston, Massachusetts
                                            July 22, 1999

         FOR VALUE RECEIVED, the undersigned (hereinafter, together with their respective successors in title and assigns, collectively called the "Borrowers"), by this promissory note (hereinafter, called "this Note"), absolutely and unconditionally promise to pay to the order of KeyBank National Association, a national banking association organized under the laws of the United States of America (hereinafter, together with its successors in title and assigns, called the "Bank"), the principal sum of TEN MILLION DOLLARS ($10,000,000), or so much thereof as shall have been advanced by the Bank to the Borrowers by way of revolving loans under the Credit Agreement (as hereinafter defined) and shall remain outstanding, such payment to be made as hereinafter provided, and to pay interest on the principal sum outstanding hereunder from time to time from the date hereof until the said principal sum or the unpaid portion thereof shall have become due and payable as hereinafter provided.

         The entire unpaid principal (not at the time overdue) of this Note shall bear interest at the rate or rates from time to time in effect under the Credit Agreement. Accrued interest on the unpaid principal under this Note shall be payable on the dates specified in the Credit Agreement.

         On March 15, 2002, the date of the final maturity of this Note (unless extended pursuant to Section 2.4.3 of the Credit Agreement), there shall become absolutely due and payable by the Borrowers hereunder, and the Borrowers hereby jointly and severally promise to pay to the holder hereof, the balance (if any) of the principal hereof then remaining unpaid, all of the unpaid interest accrued hereon and all (if any) other amounts payable on or in respect of this Note or the indebtedness evidenced hereby.

         Each overdue amount (whether of principal, interest or otherwise) payable on or in respect of this Note or the indebtedness evidenced hereby shall (to the extent permitted by applicable law) bear interest at the rates and on the terms provided by the Credit Agreement. The unpaid interest accrued on each overdue amount in accordance with the foregoing terms of this paragraph shall become and be absolutely due and payable by the Borrowers to the holder hereof on demand by the holder of this Note. Interest on each overdue amount will continue to accrue as provided by the foregoing terms of this paragraph, and will (to the extent permitted by applicable law) be compounded monthly until the obligations of the Borrowers in respect of the payment of such overdue amount shall be discharged (whether before or after judgment).

         Each payment of principal, interest or other sum payable on or in respect of this Note or the indebtedness evidenced hereby shall be made by the Borrowers directly to the Agent in U.S. Dollars, at the Agent's Head Office (as hereinafter defined), on the due date of such payment, and in immediately available and freely transferable funds. All payments on or in respect of this Note or the indebtedness evidenced hereby shall be made without set-off or counterclaim and free and clear of and without any deductions, withholdings, restrictions or conditions of any nature.

         This Note is made and delivered by the Borrowers to the Bank pursuant to a Revolving Credit Agreement, dated as of March 18, 1997, among the Borrowers, the Banks and the Agent (hereinafter, as originally executed, or, if varied or supplemented or amended and restated, called the "Credit Agreement"). This Note evidences the joint and several obligations of the Borrowers (a) to repay the principal amount of each Revolving Loan (as defined in the Credit Agreement) made by the Bank to the Borrowers pursuant to the Credit Agreement;
(b) to pay interest, as herein and therein provided, on the principal amount hereof remaining unpaid from time to time; and (c) to pay other amounts which may become due and payable hereunder as herein provided. Reference is hereby made to the Credit Agreement (including the EXHIBITS annexed thereto) for a complete statement of the terms thereof.

         No reference herein to the Credit Agreement or to any provisions thereof shall impair the obligations of the Borrowers, which are absolute, unconditional and irrevocable, to pay the principal of and the interest on this Note and to pay all (if any) other amounts which may become due and payable on or in respect of this Note or the indebtedness evidenced hereby, strictly in accordance with the terms and the tenor of this Note.

         For all purposes of this Note, the following terms shall have the respective meanings set forth below:

                  (a) "Agent" means State Street Bank and Trust Company, acting in its capacity as Agent for the Banks under the Credit Agreement.

                  (b) "Agent's Head Office" means the head office of State Street Bank and Trust Company located at 225 Franklin Street, Boston, Massachusetts 02110.

                  (c) "Banks" shall have the meaning ascribed to such term in the Credit Agreement.

                  (d) "holder" means the Bank in possession of this Note or any other Person who is at the time the lawful holder in possession of this Note.

         The Borrowers will have the right to prepay the unpaid principal of this Note in full or in part upon the terms contained in the Credit Agreement. The Borrowers will have an obligation to prepay principal of this Note upon the terms contained in the Credit

Agreement. Any partial payment of the indebtedness evidenced by this Note shall be applied in accordance with the terms of the Credit Agreement.

         Pursuant to, and upon the terms contained in, Section 6 of the Credit Agreement, the entire unpaid principal of this Note, all of the interest accrued on the unpaid principal of this Note and all (if any) other amounts payable on or in respect of this Note or the indebtedness evidenced hereby may be declared to be immediately due and payable, whereupon the entire unpaid principal of this Note, all of the interest accrued on the unpaid principal of this Note and all (if any) other amounts payable on or in respect of this Note or the indebtedness evidenced hereby shall (if not already due and payable) forthwith become and be due and payable to the holder of this Note without presentment, demand, protest or any other formalities of any kind, all of which are hereby expressly and irrevocably waived by the Borrowers.

         All computations of interest payable as provided in this Note shall be made by the Agent on the basis of the actual number of days elapsed divided by
360. The Prime Rate (as defined in the Credit Agreement) in effect from time to time shall be determined in accordance with the terms of the Credit Agreement.

         Should all or any part of the indebtedness represented by this Note be collected by action at law, or in bankruptcy, insolvency, receivership or other court proceedings, or should this Note be placed in the hands of attorneys for collection after default, the Borrowers hereby jointly and severally promise to pay to the holder of this Note, upon demand by the holder hereof at any time, in addition to principal, interest and all (if any) other amounts payable on or in respect of this Note or the indebtedness evidenced hereby, all court costs and attorneys' fees and all other collection charges and expenses reasonably incurred or sustained by the holder of this Note.

         The Borrowers hereby irrevocably waive notice of acceptance, presentment, notice of nonpayment, protest, notice of protest, suit and all other conditions precedent in connection with the delivery, acceptance, collection and/or enforcement of this Note. The Borrowers hereby absolutely and irrevocably consent and submit to the jurisdiction of the Courts of the Commonwealth of Massachusetts and of any Federal Court located in the said Commonwealth in connection with any actions or proceedings brought against the Borrowers by the holder hereof arising out of or relating to this Note.

         This Note is intended to take effect as a sealed instrument. This Note and the obligations of the Borrowers hereunder shall be governed by and interpreted and determined in accordance with the laws of the Commonwealth of Massachusetts.

         Each of the Borrowers shall be jointly and severally liable for the full amount owing under this Note.

         IN WITNESS WHEREOF, this REVOLVING CREDIT NOTE has been duly executed by the undersigned on the day and in the year first above written in Boston, Massachusetts.

                                 THE BORROWERS:

WITNESS:                                  COURIER CORPORATION

/s/ Elaine Imbrogna                       By: /s/ Lee E. Cochrane
--------------------------                    ----------------------------------
Title:                                        Title: V.P. & Treasurer

WITNESS:                                  COURIER CITIZEN COMPANY

/s/ Elaine Imbrogna                       By: /s/ Lee E. Cochrane
--------------------------                    ----------------------------------
Title:                                        Title: V.P. & Treasurer

WITNESS:                                  COURIER COMPANIES, INC.

/s/ Elaine Imbrogna                       By: /s/ Lee E. Cochrane
--------------------------                    ----------------------------------
Title:                                        Title: Asst. Treasurer

WITNESS:                                  COURIER DELAWARE HOLDING CORPORATION

/s/ Joan Cavaliere                        By: /s/ William L. Lampe, Jr.
--------------------------                    ----------------------------------
Title:                                        Title: V.P. & Treasurer

WITNESS:                                  COURIER FOREIGN SALES CORPORATION
                                          LIMITED

/s/ Elaine Imbrogna                       By: /s/ Lee E. Cochrane
--------------------------                    ----------------------------------
Title:                                        Title: Treasurer

WITNESS:                                  COURIER INVESTMENT CORPORATION

/s/ Elaine Imbrogna                       By: /s/ Lee E. Cochrane
--------------------------                    ----------------------------------
Title:                                        Title: Asst. Treasurer

WITNESS:                                  COURIER KENDALLVILLE, INC.

/s/ Elaine Imbrogna                       By: /s/ Lee E. Cochrane
--------------------------                    ----------------------------------
Title:                                        Title: Asst. Treasurer

WITNESS:                                  COURIER PROPERTIES, INC.

/s/ Elaine Imbrogna                       By: /s/ Lee E. Cochrane
--------------------------                    ----------------------------------
Title:                                        Title: Asst. Treasurer

WITNESS:                                  COURIER STOUGHTON, INC.

/s/ Elaine Imbrogna                       By: /s/ Lee E. Cochrane
--------------------------                    ----------------------------------
Title:                                        Title: Asst. Treasurer

WITNESS:                                  COURIER WESTFORD, INC.

/s/ Elaine Imbrogna                       By: /s/ Lee E. Cochrane
--------------------------                    ----------------------------------
Title:                                        Title: Asst. Treasurer

WITNESS:                                  NATIONAL PUBLISHING COMPANY

/s/ Joan Cavaliere                        By: /s/ William L. Lampe, Jr.
--------------------------                    ----------------------------------
Title:                                        Title: Treasurer

WITNESS:                                  COURIER NEW MEDIA, INC.

/s/ Elaine Imbrogna                       By: /s/ Lee E. Cochrane
--------------------------                    ----------------------------------
Title:                                        Title: Asst. Treasurer

WITNESS:                                  BOOK-MART PRESS, INC.

/s/ Elaine Imbrogna                       By: /s/ Lee E. Cochrane
--------------------------                    ----------------------------------
Title:                                        Title: Asst. Treasurer

WITNESS:                                  THE HOME SCHOOL, INC.

/s/ Elaine Imbrogna                       By: /s/ Lee E. Cochrane
--------------------------                    ----------------------------------
Title:                                        Title: Asst. Treasurer


                                      -4-